EXHIBIT 99.1

Monthly Operating Report

ACCRUAL BASIS—1

10/14/02, RWD, 02/96 & 07/99

CASE NAME: DataVoN, Inc. Et al

CASE NUMBER: 02-38600-RCM
COMPARATIVE BALANCE SHEET	Amended SCHEDULE AMOUNT	MONTH Dec 2002	MONTH Jan 2003	MONTH Feb 2003
ASSETS
1. UNRESTRICTED CASH	$21,523.00	$2,270,162.00	$2,016,252.00	$1,607,799.00
2. RESTRICTED CASH	$—
3. TOTAL CASH	$21,523.00	$2,270,162.00	$2,016,252.00	$1,607,799.00

4. ACCOUNTS RECEIVABLE (NET)	$4,403,351.00	$3,151,081.00	$3,726,354.00	$3,090,552.00
5. INVENTORY	$—
6. NOTES RECEIVABLE	$—
7. PREPAID EXPENSES	$394,130.00	$165,710.00	$70,785.00	$173,198.00
8. OTHER	$—
9. TOTAL CURRENT ASSETS	$4,819,004.00	$5,586,953.00	$5,813,391.00	$4,871,549.00

10. PROPERTY, PLANT & EQUIPMENT		$8,551,312.00	$9,004,408.00	$8,989,763.00
11. LESS: ACCUMULATED DEPRECIATION/DEPLETION	$—	$2,506,662.00	$2,682,988.00	$2,861,563.00
12. NET PROPERTY, PLANT & EQUIPMENT	$4,636,629.00	$6,044,650.00	$6,321,420.00	$6,128,200.00

13. DUE FROM INSIDERS	$17,833.00	$14,020.00	$14,444.00	$14,468.00
14. OTHER ASSETS—Lease Deposits	$222,123.00	$177,492.00	$168,733.00	$119,665.00
15. OTHER—Cisco Systems Equipment Purchase Credit	$1,200,000.00
16. TOTAL ASSETS	$10,895,589.00	$11,823,115.00	$12,317,988.00	$11,133,882.00

POSTPETITION LIABILITIES
17. ACCOUNTS PAYABLE		$1,379,425.00	$3,073,606.00	$2,226,383.00
18. TAXES PAYABLE—Property		$44,929.00	$44,929.00	$42,418.00
19. NOTES PAYABLE
20. PROFESSIONAL FEES
21. SECURED DEBT
22. OTHER (ATTACH LIST)
23. TOTAL POSTPETITION LIABILITIES	$—	$1,424,354.00	$3,118,535.00	$2,268,801.00

PREPETITION LIABILITIES
24. SECURED DEBT	$3,038,472.00	$3,150,505.00	$3,069,658.00	$2,706,661.00
25. PRIORITY DEBT	$57,079.00	$57,079.00	$57,079.00	$57,079.00
26. UNSECURED DEBT	$10,341,330.00	$10,005,554.00	$9,411,093.00	$9,793,495.00
27. OTHER
28. TOTAL PREPETITION LIABILITIES	$13,436,881.00	$13,213,138.00	$12,537,830.00	$12,557,235.00

29. TOTAL LIABILITIES	$13,436,881.00	$14,637,492.00	$15,656,365.00	$14,826,036.00

EQUITY
30. PREPETITION OWNERS' EQUITY	$(2,541,292.00)	$(3,944,869.00)	$(3,944,869.00)	$(3,944,869.00)
31. POSTPETITION CUMULATIVE PROFIT (LOSS)		$1,194,714.00	$670,714.00	$316,937.00
32. DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$(64,222.00)	$(64,222.00)	$(64,222.00)
33. TOTAL EQUITY	$(2,541,292.00)	$(2,814,377.00)	$(3,338,377.00)	$(3,692,154.00)

34. TOTAL LIABILITIES & OWNERS’ EQUITY	$10,895,589.00	$11,823,115.00	$12,317,988.00	$11,133,882.00

Monthly Operating Report

ACCRUAL BASIS—3

CASE NAME: DataVoN, Inc. Et al

CASE NUMBER: 02-38600-RCM
CASH RECEIPTS AND DISBURSEMENTS	MONTH Dec 2002	MONTH Jan 2003	MONTH Feb 2003	QUARTER TOTALS
1. CASH—BEGINNING OF MONTH	$2,322,388.83	$2,270,161.93	$2,016,252.09	$2,322,388.83

RECEIPTS FROM OPERATIONS
2. CASH SALES				$—

COLLECTION OF ACCOUNTS RECEIVABLE
3. PREPETITION				$—
4. POSTPETITION	$3,165,469.00	$2,928,925.58	$3,164,148.36	$9,258,542.94
5. TOTAL OPERATING RECEIPTS	$3,165,469.00	$2,928,925.58	$3,164,148.36	$9,258,542.94

NON-OPERATING RECEIPTS
6. LOANS & ADVANCES (ATTACH LIST)	$—			$—
7. SALE OF ASSETS	$—			$—
8. OTHER (SEE ATTACHED)	$17,908.94	$2,866.51	$3,724.46	$24,499.91
9. TOTAL NON-OPERATING RECEIPTS	$17,908.94	$2,866.51	$3,724.46	$24,499.91

10. TOTAL RECEIPTS	$3,183,377.94	$2,931,792.09	$3,167,872.82	$9,283,042.85

11. TOTAL CASH AVAILABLE	$5,505,766.77	$5,201,954.02	$5,184,124.91	$11,605,431.68

OPERATING DISBURSEMENTS
12. NET PAYROLL	$218,089.96	$198,402.14	$189,000.83	$605,492.93
13. PAYROLL TAXES PAID	$11,863.09	$25,455.85	$17,737.65	$55,056.59
14. SALES, USE & OTHER TAXES PAID				$—
15. SECURED / RENTAL / LEASES	$93,183.05	$51,850.12	$180,325.56	$325,358.73
16. UTILITIES	$321.70	$1,001.16	$1,820.61	$3,143.47
17. INSURANCE	$16,265.34	$16,774.80	$92,902.78	$125,942.92
18. INVENTORY PURCHASES—(Telecom Services)	$2,581,443.25	$2,334,776.15	$2,647,108.37	$7,563,327.77
19. VEHICLE EXPENSES				$—
20. TRAVEL	$11,661.24	$7,072.00	$9,115.81	$27,849.05
21. ENTERTAINMENT				$—
22. REPAIRS & MAINTENANCE				$—
23. SUPPLIES				$—
24. ADVERTISING				$—
25. OTHER (SEE ATTACHED)	$302,777.21	$541,619.71	$436,314.05	$1,280,710.97
26. TOTAL OPERATING DISBURSEMENTS	$3,235,604.84	$3,176,951.93	$3,574,325.66	$9,986,882.43

REORGANIZATION EXPENSES
27. PROFESSIONAL FEES	$—			$—
28. U.S. TRUSTEE FEES		$8,750.00	$2,000.00	$10,750.00
29. OTHER (ATTACH LIST)	$—			$—
30. TOTAL REORGANIZATION EXPENSES	$—	$8,750.00	$2,000.00	$10,750.00

31. TOTAL DISBURSEMENTS	$3,235,604.84	$3,185,701.93	$3,576,325.66	$9,997,632.43

32. NET CASH FLOW	$(52,226.90)	$(253,909.84)	$(408,452.84)	$(714,589.58)

33. CASH—END OF MONTH	$2,270,161.93	$2,016,252.09	$1,607,799.25	$1,607,799.25

Monthly Operating Report

ACCRUAL BASIS—4

10/14/02, RWD, 02/96 & 07/99

CASE NAME: DataVoN, Inc. Et Al

CASE NUMBER: 02-38600-RCM
ACCOUNTS RECEIVABLE AGING	SCHEDULE AMOUNT	MONTH Dec-02	MONTH Jan-03	MONTH Feb-03
1. 0—30	$3,681,749.00	$2,947,400.00	$3,532,104.23	$3,008,248.04
2. 31—60	$69,528.00	$116,431.00	$129,902.85	$91,023.78
3. 61—90	$633,545.00	$54,153.00	$53,809.80	$33,044.44
4. 91+	$653,771.00	$795,921.00	$801,361.20	$741,564.12
5. TOTAL ACCOUNTS RECEIVABLE	$5,038,593.00	$3,913,905.00	$4,517,178.08	$3,873,880.38

6. AMOUNT CONSIDERED UNCOLLECTIBLE	$635,242.00	$762,824.00	$790,824.37	$783,328.24
7. ACCOUNTS RECEIVABLE (NET)	$4,403,351.00	$3,151,081.00	$3,726,353.71	$3,090,552.14

MONTH: Feb-03

AGING OF POSTPETITION TAXES AND PAYABLES
TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1. FEDERAL		$—
2. STATE		$—
3. LOCAL		$—
4. OTHER (ATTACH LIST)		$—
5. TOTAL TAXES PAYABLE	$—	$—	$—	$—

6. ACCOUNTS PAYABLE					$—

MONTH: Feb-03

STATUS OF POSTPETITION TAXES
	BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
TAXES PAYABLE
1. WITHHOLDING**	$—
2. FICA-EMPLOYEE**	$—
3. FICA-EMPLOYER**	$—
4. UNEMPLOYMENT	$—
5. INCOME
6. OTHER (ATTACH LIST)
7. TOTAL FEDERAL TAXES	$—	$—	$—	—

STATE AND LOCAL
8. WITHHOLDING
9. SALES
10. EXCISE
11. UNEMPLOYMENT
12. REAL PROPERTY
13. PERSONAL PROPERTY	$—	$42,418.12	$—	$42,418.12
14. OTHER (ATTACH LIST)
15. TOTAL STATE & LOCAL	$—	$42,418.12	$—	$42,418.12

16. TOTAL TAXES	$—	$42,418.12	$—	$42,418.12

*	The beginning tax liability should represent the liability from the prior month or if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your EID coupon and payment receipt to verify payment or deposit

Monthly Operating Report

ACCRUAL BASIS—5

10/14/02, RWD, 02/96 & 07/99

CASE NAME: DataVoN, Inc. Et al 02-38600-RCM

CASE NUMBER: 02-38600-RCM

The debtor in possssion must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH: 28-Feb-03

BANK RECONCILIATION
	ACCOUNT #1	ACCOUNT #2	ACCOUNT #3
A. BANK	Comerica
B. ACCOUNT NUMBER:	1880831787
C. PURPOSE (TYPE):	DIP Operating			TOTAL
1. BALANCE PER BANK STATEMENT	$784.54			$784.54
2. ADD: TOTAL DEPOSITS NOT CREDITED				$—
3. SUBTRACT OUTSTANDING CHECKS				$—
4. OTHER RECONCILING ITEMS				$—
5. MONTH END BALANCE PER BOOKS	$784.54	$—		$784.54
6. NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS
BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7. NONE
8
9
10
11. TOTAL INVESTMENTS				NONE

CASH
12. CURRENCY ON HAND				NONE

13. TOTAL CASH—END OF MONTH				$1,607,799.44

Monthly Operating Report

ACCRUAL BASIS—6

10/14/02, RWD, 02/96 & 07/99

MONTH: Feb-03

CASE NAME: DataVoN, Inc. Et al

CASE NUMBER: 02-38600-RCM

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A)—(F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, etc.) attach additional sheets if necessary.

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1. W Britt Birdwell	Salary	$10,000.00
2. Michael Donahoe	Salary	$11,917.00
3. Chad Frazier	Salary	$11,917.00
4. Robert Birdwell	Salary	$5,000.00
5. Rodney Jones	Salary	$11,917.00
6. Larry Dewey	Salary	$10,833.00

7. TOTAL PAYMENTS TO INSIDERS			$61,584.00

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
1.
2.
3.
4.
5.

6. TOTAL PAYMENTS TO PROFESSIONALS		$—	$—	$—	$—

*INCLUDE ALL FEES INCURRED. BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE, AND ADEQUATE PROTECTION PAYMENTS.
NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1. LEE BARTON	$125,000.00	$125,000.00	$825,945.00
2. TIM TERRELL		$—	$534,027.00
3. TRANSCOM COMMUNICATIONS		$—	$1,215,969.00
4. REGIONS BANK	$5,000.00	$5,000.00	$70,000.00
5. LEASE OBLIGATIONS—See Schedule	$75,093.00	$16,718.00	$2,663,088.00
6.

7. TOTAL	$205,093.00	$146,718.00	$5,309,029.00

CASE NAME:	DataVoN, Inc. et al		Monthly Operating Report

	02-38600-RCM		ACCRUAL BASIS – 7

CASE NUMBER:	02-38600-RCM		10/14/02, RWD, 02/96 & 07/99
		MONTH:	Feb-03

QUESTIONNAIRE
		YES	NO

1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		x

2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		x

3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	x

4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	x

5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		x

6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		x

7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		x

8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		x

9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		x

10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		x

11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		x

12.	ARE ANY WAGE PAYMENTS PAST DUE?		x

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE
		YES	NO

1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	x

2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	x

3.	PLEASE ITEMIZE POLICIES BELOW

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD. PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
General Liability, Workers Comp	St Paul Insurance	7-02 to 7-03	4992 mo

Group Health	Principal Financial Group	8-02 to 8-03	9925 mo

Case Name	Datavon, Inc. et al
Case Number	02-38600-RCM

Monthly Operating Report

Supporting Schedules—Consolidated Balance Sheet

Month Ended February 28, 2003

Consolidated Balance Sheet

Note 1	- The Company’s operating reports are prepared using generally accepted accounting principles. The Debtor’s schedules were prepared under another basis of accounting. Accordingly, some discrepancies are due to the use of different accounting methods.

Note 2	- A vendor is asserting additional charges of approximately $ 350,000 in administrative claims relating to the use of their ports. No accrual for this claim has been made in the accompanying financial statements.

	Dec 2002	Jan 2003	Feb 2003
Line 32—Direct Charges to Equity
Purchase of Stock from Bruce Hawkins—Pre-Petition	64,222	64,222	64,222

Case Name	Datavon, Inc. et al
Case Number	02-38600-RCM

Monthly Operating Report

Supporting Schedules—Consolidated Income Statement

Month Ended February 28, 2003

	Dec 2002	Jan 2003	Feb 2003
Other Operating Expenses
D & O Insurance—Pre-petition	16,038
Audit & Accounting—Pre-petition	7,055

Stockholders Relations—Pre petition	10,738
Legal Fees—Pre petition	(14,000)
D & O Insurance		77,115
Filing Fees		1,054

	19,831	78,169	0

Other Income & Expense
Equipment received from Cisco Systems under settlement agreement	787,926		77,543
Interest Income		1,237	1,417

	787,926	1,237	78,960

Line 17—Non-Operating Expense
Correction of Prior Period Expenses—Broadwing		136,369
Correction of Prior Period Expenses—Quest		87,975	114,005
Write off settlement receivable from Broadwing	102,920
Prepetition adjustment—commissions expense	57,079

	159,999	224,344	114,005

Case Name	Datavon, Inc. et al
Case Number	02-38600-RCM

Monthly Operating Report

Supporting Schedules—Cash Receipts and Disbursements

Month Ended February 28, 2003

	Dec 2002	Jan 2003	Feb 2003
Line 8—Other Non-operating Receipts
Customer Deposits
Medical Insurance Reimbursements	1,630	1,630	628
Interest Income	642	1,237	1,417
Bank Reimbursement			1,679
Vendor Reimbursements	15,637

	17,909	2,867	3,724

Line 25—Other Operating Disbursements
Contracted Services	81,590	61,604	73,708

Office Expense	7,017	21,012	5,553
Pension Cost	6,648	10,873	10,421
Employee Advance		530
Note Payment—Lee Barton		125,000	125,000
Note Payment—Regions Bank			5,000
Equipment Purchases	204,658	201,600	116,632
Prepayment—Telecom Services			100,000
Settlement Contract Payment—Broadwing		120,000
Fees
Bank Charges	1,198	1,000
Telephone	1,666

	302,777	541,619	436,314

Case Name	Datavon, Inc. et al
Case Number	02-38600-RCM

Monthly Operating Report

Supporting Schedules—PostPetition Status of Leases

Month Ended February 28, 2003

	Company	Scheduled Payment	Amount Paid During Month	Total Unpaid
Cisco Systems Capitalized Leases	DataVoN, Inc.	54,692		2,450,559
CIT—Lanier	DataVoN, Inc.	1,076		19,702
Gulfcoast Leasing	DataVoN, Inc.	6,000	6,000	48,000
VAResources	Video Intelligence, Inc.	1,757		66,867
VAResources	Video Intelligence, Inc.	850		17,968
Dell Financial Services	DTVN Holdings, Inc.	10,238	10,238	57,116
Telogy		480	480	2,876

		75,093	16,718	2,663,088